                                                                   EXHIBIT 10.10

                          UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                   -----------------------------------------
                          RADIO STATION AUTHORIZATION
                   -----------------------------------------


                                 (  page 1  )


                                                    CALL SIGN: E940429
                                                    FILE NO.:   1639-DSE-P/L-94

NAME: AMERICAN TELESOURCE INTERNATIONAL INC.

CONSTRUCTION PERMIT AND LICENSE               DATE OF GRANT:    OCTOBER 21, 1994

DOMESTIC FIXED SATELLITE SERVICE              EXPIIZATION DATE: OCTOBER 21, 2004
FIXED EARTH STATION
                                                    LATITUDE        LONGITUDE

LOCATION OF STATION:                              29 33 04.0 N     98 35 21.0 w
          ADDRESS: 12500 Network Boulevard
CITY/COUNTY/STATE: SAN ANTONIO BEXAR, TEXAS

SUBJECT TO THE PROVISIONS OF THE COMMUNICATIONS ACT OF 1934, THE COMMUNICATIONS SATELLITE ACT OF 1962, SUBSEQUENT ACTS AND TREATIES, AND ALL PRESENT AND FUTURE REGULATIONS MADE BY THIS COMMISSION, AND FURTHER SUBJECT TO THE CONDITIONS AND REQUIREMENTS SET FORTH IN THIS PERMIT AND LICENSE, THE GRANTEE IS AUTHORIZED TO CONSTRUCT, USE AND OPERATE THE RADIO FACILITIES DESCRIBED BELOW FOR RADIO COMMUNICATIONS FOR THE TERM BEGINNING OCTOBER 21, 1994 (3 A.M. EASTERN STANDARD
TIME) AND ENDING OCTOBER 21, 2004 (3 A.M. EASTERN STANDARD TIME).
THE REQUIRED DATE OF COMPLETION OF CONSTRUCTION IS OCTOBER 21, 1995. GRANTEE MUST FILE WITH THE COMMISSION A CERTIFICATION UPON COMPLETION OF CONSTRUCTION.

1.   PARTICULARS OF OPERATIONS

         FREQUENCIES (MHz)                    EIRP     EIRP DEN.     SPECIAL PROVISIONS
         AND POLARIZATION         EMISSION    (dBW)   (dBW/4kHz)   (REFER FCC FORM 488-A)
     ------------------------     ---------  ------    --------        ----    ----
 1.    5925.000- 6238.000 H,V     25MOF7w    62.600      42.600        1900
 2.    6275.000- 6425.000 H,V     25MOF7W    62.600      42.600        1900
 3.    3700.000- 4200.000 H,V     25MOF7W     - - -       - - -        1010

2.   FREQUENCY COORDINATION LIMITS

                             Satellite Arc     Elevation       Azimuth     Max. EIRP
                             (West Long.)      (Degrees)      (Degrees)    Density to
         Frequency Limits    East   West      East  West     East  West    Horizion
              (MHz)          Limit  Limit     Limit Limit    Limit Limit   (dBW/4kHz)
       -------------------   -------------    -----------    -----------   ----------
 1.    At 06 GHz               60.0- 146.0      35.8-28.4    121.7-245.6     -11.4

RECEIVING SYSTEM NOISE TEMPERATURE:

              105 KELVIN AT 20.0 DEGREES ELEVATION AND 4,000 MHz

3. POINTS OF COMMUNICATIONS -- THE FOLLOWING SPACE STATIONS LOCATED IN THE GEOSTATIONARY SATELLITE ORBIT: ALSAT - ALL AUTHORIZED U.S. DOMESTIC SATELLITES CONSISTENT WITH SECTIONS 1 AND 2 OF THIS LICENSE.

                                                                    FCC FORM 488

                           UNITED STATES OF AMERICA
                       FEDERAL COMMUNICATIONS COMMISSION
                   -----------------------------------------
                          RADIO STATION AUTHORIZATION
                   -----------------------------------------


                                 (  page 2  )


                                                    CALL SIGN: E940429
                                                    FILE NO.:   1639-DSE-P/L-94

4.   TRANSMITTING EQUIPMENT
                                                                        OUTPUT
     UNITS MANUFACTURER                          MODEL NUMBER        POWER-WATTS
 1.     2 EF DATA                                CPA6020                 20.0


5.   ANTENNA FACILITIES                   SITE/ELEVATION:     312.4 METERS AMSL

          DIAMETER                                                MAX. ANT. HT.
    UNITS (Meters) FEED MANUFACTURER        MODEL NUMBER            (Meters)
 1.     1   6.10   CASS VERTEX              KPC                      318.5 AMSL
           MAXIMUM GAIN(S):  46.5 dBi at 4 GHz 49.6 dBi at 6 GHz       6.1 AGL

6.   REMOTE CONTROL POINT: NONE

7.   ANTENNA STRUCTURE MARKING AND LIGHTING REQUIREMENTS: NONE

ATTACHED FCC FORMS 488-A AND 488-B (STANDARD PROVISIONS) ARE INCORPORATED INTO THIS AUTHORIZATION. SPECIAL PROVISION REFERENCE NUMBERS ARE LISTED IN SECTION I ABOVE; GENERAL PROVISION REVERENCE NUMBERS ARE AS FOLLOWS:

               (1): 2000    (2): 2010    (3): 2087    (4): 2454    (5): 2500
               (6): 2510    (7): 2810    (8): 2916    (9): 2938


                                                                          [SEAL]


                                                                    FCC FORM 488

                            UNITED STATES OF AMERICA    FILE NO.  CS -94-173--ML
                                                        ------------------------
                       FEDERAL COMMUNICATIONS COMMISSION
                                                        TRANSMITTER SAN ANTONIO,
                                                        LOCATION:   TEXAS
                                   ---------            ------------------------

                        MODIFICATION OF COMMON CARRIER  NAME OF    SAN ANTONIO,
                                  AUTHORIZATION         STATION:   TEXAS
                                                        ------------------------
                                                        CALL SIGN: E940429
                                                        ------------------------


     The authority contained in Authorization call sign E940429 issued to
                                              -----------------
American TeleSource International, Inc. for a radio transmitting station in the
- ---------------------------------------
Domestic Fixed-Satellite Service is hereby modified in part as follows:

Modification of a 6.1-meter C-band transmit and receive satellite earth station for the provision of International Fixed-Satellite Service is to add the following:

1)   Points of communication for international transborder services:
     Morelos/Solidaridad satellites in the arc 60 to 146 degrees West Longitude.

2) The licensee is authorized to provide transborder services between the United States and Mexico via the Morelos/Solidaridad satellites consistent with the technical parameters contained in the applicant's domestic satellite earth station license.

3) All communications shall be in accordance with the satellites and services which have completed consultations under Article XIV(D) of the INTELSAT Agreement and which have been approved by the Commission.

4) This action constitutes the final step with respect to the provision of transborder services only insofar as the U.S. regulatory process is concerned. However, this authority shall not be construed as authorizing the distribution of programming where the appropriate copyright clearances have not been obtained or where the U.S. Government has determined that appropriate copyright protection does not otherwise exist.

5) The provision of purely U.S. domestic service via non-U.S. satellites is prohibited.

6) Operations via Morelos/Solidaridad satellites shall be on a non-common carrier basis.

This modification of authorization is a part thereof and shall be posted therewith. Except as herein expressly modified, the above-mentioned authorization, subject to all modifications heretofore granted by the Commission, is to continue in full force and effect in accordance with the terms and conditions thereof and for the period therein specified.

Dated: October 25, 1994.

                                  Page 1 of 1


                                                  FEDERAL
                                                  COMMUNICATIONS          [SEAL]
                                                  COMMISSION